Exhibit 10.6

BILL OF SALE

AND ASSIGNMENT AGREEMENT

For good and valuable consideration, namely the sum of $300,000 (three hundred thousand) (the "Purchase Price"), the receipt and sufficiency of which is hereby acknowledged, RC-1, Inc. ("Buyer"), hereby sells, transfers, assigns, conveys, and delivers to Rick Ware Racing, LLC ("Seller"), of all of its right, title, and interest in and to that certain

Motor Vehicle more particularly described as follows:

Year: 2018

Make/Manuf.: Audi — R8 GT3 EVO 075

Model: IMSA

VIN: N/A

Color: Carbon Fiber

Further description: with certain spares

This Bill of Sale and Assignment Agreement is made pursuant to an oral Vehicle Purchase and Sale Agreement between Buyer and Seller (the "Purchase Agreement").

NOW THEREFORE, Buyer and Seller agree as follows:

1.                   Seller represents and warrants to Buyer that upon delivery and acceptance of this Bill of Sale and Assignment the Motor Vehicle (Chassis) will be vested with full right, title and interest in and to the Motor Vehicle free of any liens or encumbrances of any kind or character whatsoever.

2.                   Seller hereby confirms that it shall retain all risk of loss or damage to the Motor Vehicle until said Motor Vehicle is delivered to Buyer.

3.                   Buyer hereby represents and warrants to Seller that he, or his authorized agent, has inspected the Motor Vehicle to the extent he deems necessary and that the Vehicle has passed such inspections to the Buyer's full and complete satisfaction. As such, Buyer hereby waives and releases his right, under the Purchase Agreement, to rescind or cancel such agreement, including any rights Buyer may have to rescind or cancel his purchase of the Motor Vehicle from Seller.

4.                   Buyer acknowledges and agrees that the sale of the Motor Vehicle and related ancillary spare parts as described on the attached Exhibit "A" is on an "AS IS" basis and carries NO REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION, THE DESIGN OR CONDITION OF THE MOTOR VEHICLE, OR ITS COMPONENT PARTS (WHETHER ATTACHED OR ANCILLARY), ITS MERCHANTABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE, THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREOF OR ITS CONFORMITY TO ANY FEDERAL OR STATE LAW RELATING TO USE ON PUBLIC ROADWAYS.

5.                   This Bill of Sale and Assignment Agreement has been duly and validly executed and delivered by Seller and constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms.

6.                   Each of the undersigned parties represents and warrants that it has all necessary corporate, trust or other power and authority to execute and deliver this Bill of Sale and Assignment Agreement and that the execution and delivery hereof have been duly authorized by all requisite corporate, trust, or other action. This Bill of Sale and Assignment Agreement shall bind and inure to the benefit of the Buyer and Seller and to each of their respective officers, directors, shareholders, members, affiliates, heirs, successors, and assigns.

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7.                  Each of the undersigned signatories warrant and represent that he/she is duly authorized to execute this Bill of Sale and Assignment Agreement on behalf of Buyer, and Seller as the case may be, and that such entities have duly authorized the transactions contemplated herein.

8.                   This Bill of Sale and Assignment Agreement may be executed in ink or facsimile signature in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

9.                   This Bill of Sale and Assignment Agreement shall be governed by and construed under the laws of the State of Nevada.

In Witness whereof, Buyer has executed this Bill of Sale and Assignment Agreement on the date(s) indicated next to their respective signatures, all to be effective as of the 1" day of February 2020

SELLER:

Date: February 1, 2020	/s/ Rick Ware
Rick Ware Racing, LLC
Rick Ware, President

BUYER:

Date: February 1, 2020	/s/ Kevin O’Connell
RC-1 Inc.
Kevin O’Connell, President

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